Fair Value Measurement	12 Months Ended
Dec. 31, 2014
Fair Value Measurement
Note 3	Fair Value Measurement

GAAP requires disclosure about how fair value is determined for assets and liabilities and establishes a hierarchy for which these assets and liabilities must be grouped, based on significant level of inputs. The three-tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies, is as follows:

Level 1 — Quoted prices for identical assets and liabilities in active markets.

Level 2 — Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs for the asset or liability.

Goodwill is assessed annually for impairment in the second quarter of each year using fair value measurement techniques. Specifically, goodwill impairment is determined using a two-step test. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of a reporting unit (RU) with its book value, including goodwill. If the fair value of the RU exceeds its book value, goodwill is considered not impaired and the second step of the impairment test is unnecessary. If the book value of the RU exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. The second step of the goodwill impairment test compares the implied fair value of the RU’s goodwill with the book value of that goodwill. If the book value of the RU’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess. The fair value of the RU is allocated to all of the assets and liabilities of that unit as if the RU had been acquired in a business combination and the fair value of the RU was the purchase price paid to acquire the RU.

The estimate of fair value of the Company’s RUs is determined using various valuation techniques, including using an equally weighted combination of the market approach and the income approach. The market approach, which contains Level 2 inputs, utilizes readily available market valuation multiples to estimate fair value. The income approach is a valuation technique that utilizes the discounted cash flow (DCF) method, which includes Level 3 inputs. Under the DCF method, the fair value of the RU reflects the present value of the projected earnings that will be generated by each RU after taking into account the revenues and expenses associated with the asset, the relative risk that the cash flows will occur, the contribution of other assets, and an appropriate discount rate to reflect the value of the invested capital. Cash flows are estimated for future periods based upon historical data and projections by management.

As of December 31, 2014, the Company had recorded goodwill in the amount of $1.5 billion. The Company performed its annual impairment test of its goodwill balances as of May 31, 2014, and this test did not indicate any impairment. The fair value of the RUs substantially exceeds the carrying value. Refer to Note 7 for more information regarding goodwill.

The fair value of the Company’s long-term debt and obligations under capital leases is not significantly different from its carrying value.